AIRCRAFT PURCHASE AGREEMENT

           THIS AIRCRAFT PURCHASE AGREEMENT ("Agreement") is made

as  of  the   1st  day  of October, 1997 by  and  between  Rifton

Enterprises, Inc. (the "Purchaser"), a New York corporation whose principal  address  is Route 213, Rifton, New  York,  and  Golden

Nugget Aviation Corp. (the "Seller"), a Nevada corporation  whose principal  address is 6005 Las Vegas Boulevard South, Las  Vegas,

Nevada, with reference to the following facts:

           A.    Seller is the owner and operator of a Gulfstream

G-IV aircraft, with engines more specifically described below.

           B.    Seller  desires to sell,  and  Purchaser to pur-

chase,  said  aircraft upon the  terms and  conditions  set forth below.

          NOW THEREFORE, the parties hereto agree as follows:

                                I

                  PURCHASE AND SALE OF AIRCRAFT

           1.01  PURCHASE AND SALE OF AIRCRAFT AND  ENGINES.  The

Seller  hereby  agrees to sell, grant, convey, and  set  over  to

Purchaser, and Purchaser agrees to purchase from Seller,  at  the

Closing,  the  aircraft and engines described below (collectively with  all  equipment, manuals, log books and  other  records  and documents  pertaining  to  their operation  referred  to  as  the

"Aircraft"), upon the terms and conditions set forth herein:

     (a)  Make & Model: Gulfstream G-IV

          Serial Number: 1170

          Registration Number: N711SW

          Make & Model of Engines: Rolls Royce Tay 611-8

          Serial Numbers of Engines: 16445 & 16446

                         EXHIBIT 10.17
together with all of the equipment, including avionics, set forth in  greater  detail in the schedule which is annexed  hereto  and made  a  part  hereof as Exhibit "A" (the "Equipment");  together with

           (b)   All  manuals,  log books, system  and  component

manuals,  flight  and  operation manuals,  checklists  and  other records and documents pertaining to the operation and maintenance of  the Aircraft currently in the possession of Seller including,

without  limitation, any Federal Aviation Administration  ("FAA")

certificates  (including the certificate of airworthiness,  which will  be  on  board the Aircraft at delivery), all  service  tags relating to components that may be on board the Aircraft, and all records  required by the Federal Aviation Regulations ("FAR")  to be  maintained by the operator and those specified in FAR  91.419

(the "Books and Records").

           1.02  PURCHASE  PRICE.  Purchaser  agrees  to  pay  to

Seller,  and  Seller  agrees to accept from  Purchaser,  a  total purchase price of Twenty-Two Million Seven Hundred Fifty Thousand

Dollars  ($22,750,000) (the "Purchase Price"), upon the  transfer of  title to the Aircraft and delivery and transfer of possession of  the Aircraft to Purchaser at the Closing, in accordance  with the terms and conditions of this Agreement.

           1.03  DEPOSIT AND DEMONSTRATION FLIGHTS.

      Seller acknowledges that Purchaser has deposited the sum of

$3,000,000 ("Deposit") in escrow with AIC Title Service  ("Escrow

Agent"),  whose address is 4400 Will Rogers Parkway,  Suite  106,

Oklahoma City, Oklahoma 73108. This Agreement shall constitute the primary escrow instructions to Escrow Agent, and upon execution  of  this Agreement Seller shall transmit  an  executed copy  to Escrow Agent, which shall acknowledge that it is holding the  Deposit  as provided in this Agreement. Except as  otherwise provided  for  in  this Agreement, in the event  Purchaser  shall accept, or shall be deemed to have accepted the Aircraft pursuant to  the  provisions  of  subsection  1.04(c)  of  this  Agreement following Purchaser's Pre-Purchase Inspection, the Deposit  shall become non-refundable.

           1.04  PRE-PURCHASE INSPECTION AND ACCEPTANCE.

      (a)  Not  later  than October 3, 1997,  Purchaser,  at  its expense,  shall  be  entitled  to conduct  an  inspection  ("Pre-

Purchase Inspection") of the Aircraft by KC Aviation in Appleton,

Wisconsin.  Seller's crew have already flown the  Aircraft  on  a demonstration flight for Purchaser, and the cost for such  flight and  any  other demonstration flights or flight test(s) shall  be paid  by  Purchaser to Seller upon submission of Seller's invoice at  the rate of $2,500 per flight hour, the cost of fuel included

therein.  Seller  agrees  to  provide  the  Purchaser  with   all

necessary records for Purchaser's review and inspection including all log books, yellow tags and maintenance records required to be maintained  by  the  FAA,  CMP  information  and  record  review,

airframe,  avionics, and engine inspections and functional  tests to verify, inter alia, the following:

           (i)   All  FAA Airworthiness Directives  and Mandatory

                 Service Bulletins have been complied with.

           (ii) The Aircraft is in an airworthy condition and all systems and installed equipment are opera-

                 tional and functional per manufacturers'  speci-

                 fications.

           (iii) A flight  test to be  conducted  by a Gulfstream

                 test pilot.

           (iv)  The status of life-limited parts.

           (v)   The   compliance  of  maintenance  and  aircraft

                 records with applicable FARS.

The  Pre-Purchase Inspection will be completed  within  ten  (10)

business days after its commencement.

      (b) Within three (3) business days following completion  of the  Pre-Purchase  Inspection, Purchaser will  advise  Seller  in writing  whether it accepts or rejects the Aircraft, and disclose the  results of the Pre-Purchase Inspection to Seller.  Purchaser may reject the Aircraft only in the event that:

           (i)   the   Aircraft   does  not   comply   with   the

           specifications attached hereto as Exhibit "A";

           (ii)  the Aircraft cannot be delivered by Seller: with

           all   systems   functioning   normally   and    within

           manufacturers' specifications and specified limits; in

           an  airworthy condition with a current FAA certificate

           of airworthiness; all ACB's, Mandatory CB's  and  AD's

           complied with; all logs and records in accordance with

           FAA requirements; current with all inspections; and no

           record of accidents or damage;

           (iii) the entity conducting the Pre-Purchase Inspec-tion identifies "squawks," the cost of which exceeds

           $100,000 to rectify; or

           (iv)  there is any evidence of corrosion,  other  than

           small amounts of surface corrosion typically found  on

           any used aircraft.

       If   Purchaser  rejects  the  Aircraft  pursuant  to  this

subsection, the Escrow Agent shall release and return the Deposit to  Purchaser,  within 48 hours after Purchaser  provides  notice thereof  to Seller and the Escrow Agent, less the following:  (i)

the  escrow  fee;  and  (ii) the amounts invoiced  by  Seller  to

Purchaser pursuant to subsection 1.04(a), which shall be paid  by the  Escrow  Agent to Seller. Upon such payments  this  Agreement shall  terminated  and the obligations of the respective  parties hereto shall cease. In the event of termination of this Agreement pursuant  to this subsection, any escrow fees incurred  shall  be paid by the Purchaser.

      (c)  In the event the Purchaser accepts the Aircraft  after the  Pre-Purchase Inspection, or Purchaser fails timely to reject the  Aircraft as permitted in subsection 1.04(b) and  is  thereby deemed to have accepted the Aircraft, Seller shall correct at its expense  all  discrepancies discovered  during  the  Pre-Purchase

Inspection  (i) affecting airworthiness and (ii)  of  systems  or

components   whose  operations  are  not  within   manufacturers'

specifications. Purchaser and Seller shall complete  Exhibit  "B"

annexed  hereto and made a part hereof. Upon such  acceptance  or deemed acceptance of the Aircraft, the Deposit shall become  non-

refundable.

          1.05 CLOSING AND DELIVERY.

      (a)  The  closing of the transaction contemplated  by  this

Agreement and the delivery of the Aircraft (the "Closing")  shall be  held  in a timely manner (on the "Closing Date") on or  after

October  9, 1997, but no later than November 4, 1997,  except  in the  event  Seller shall not have corrected the discrepancies  as provided  in  subsection  1.04(c), in which  case  the  time  for payment and Closing shall be extended until two (2) business days

after   such  discrepancies  are  corrected  and  Seller  advises

Purchaser in writing thereof. The Closing shall be held  at  such place as is mutually acceptable to Seller and Purchaser.

      (b)  Provided the Conditions Precedent in Article  II  have been  complied with, Purchaser agrees that if for any  reason  it has not made all of the payments specified herein by November  4,

1997 and after Purchaser's acceptance or deemed acceptance of the

Aircraft  after  Pre-Purchase Inspection, Seller shall  have  the right  to place the Aircraft on the market free and clear of  any claim  of  Purchaser,  and  the Escrow Agent  shall  release  the

Deposit  to  Seller. Purchaser and Seller acknowledge  and  agree that  the  amount of the Deposit represents reasonable liquidated damages  and  that  Seller's actual damages  would  be  extremely difficult  or impossible to ascertain. In such event, any  escrow fees incurred shall be paid by the Seller.

      (c)  The  Aircraft shall be delivered to  Purchaser  at  KC

Aviation, Appleton, Wisconsin, on the Closing Date free and clear of all liens, security interests and encumbrances affecting title thereto  or possession thereof along with the Equipment  and  the

Books  and  Records.  Possession shall be  delivered  immediately after the Escrow Agent confirms that it has recorded the FAA Bill of Sale with the FAA.

     (d) Receipt of the Aircraft by Purchaser at Closing shall be signified by the execution of a receipt acknowledging delivery of the  Aircraft  in  the form set forth in Exhibit  "C",  which  is annexed hereto and made a part hereof.

      (e) At the Closing, Purchaser shall pay the balance of  the

Purchase  Price,  Nineteen Million Seven Hundred  Fifty  Thousand

Dollars  ($19,750,000), to the Escrow Agent by wire  transfer  of immediately available funds or other means mutually acceptable to

Purchaser  and Seller. The Escrow Agent shall wire  the  Purchase

Price,  less  one-half the escrow fees, which  are  to  be  borne equally  by  Purchaser  and Seller, to  Seller  immediately  upon recording the FAA Bill of Sale with the FAA.

          1.06 FAA REGISTRATION.

           Notwithstanding any provision to the contrary  herein,

the  current  FAA  Registration Number of the  Aircraft,  N711SW,

shall remain the property of Seller.

                               II

               CONDITIONS PRECEDENT TO PURCHASER'S

                       OBLIGATION TO CLOSE

           The  following   shall  be  conditions   precedent  to

Purchaser's obligation to purchase the Aircraft:

           2.01  SELLER'S    WARRANTIES,   REPRESENTATIONS    AND

COVENANTS.  All  of  the Seller's warranties and  representations made  herein  shall be true, accurate and correct on the  Closing

Date as when made on the date of the execution of this Agreement,

and  Seller  shall  have  complied  with  all  of  its  covenants contained herein.

           2.02  BILL  OF SALE. Seller shall have  caused  to  be

executed  and delivered to Purchaser a warranty bill of sale  and an  FAA  Bill  of Sale for the Aircraft in a form acceptable  for filing  and recording with the FAA, conveying free, good,  clear,

unencumbered and defensible title to the Aircraft.

           2.03  FAA AIRWORTHINESS CERTIFICATE. Seller shall have

delivered to Purchaser a current FAA Certificate of Airworthiness for  the Aircraft and the Aircraft shall have all ACBs, Mandatory

CBs,  mandatory manufacturer's bulletins and ADs due  as  of  the date  of  commencement  of the Pre-Purchase  Inspection  complied with.

           2.04  AIRCRAFT MAINTENANCE AND INSPECTION PROGRAM. The

Seller  shall  have  assigned to Purchaser without  recourse  its interest  in  any  FAA-approved  manufacturers'  maintenance  and inspection program to which the Aircraft is subject.

           2.05  ADDITIONAL MAINTENANCE PERFORMED. Any additional

maintenance  required to be performed by Seller pursuant  to  the terms of this Agreement shall have been satisfactorily completed.

Seller  shall  make  the  Aircraft  available  to  Purchaser  for inspection  at  or  prior  to Closing to  ensure  that  any  such

additional  maintenance  has  been  satisfactory  completed   and

Purchaser shall immediately advise Seller in writing of any  such

additional   maintenance   that  has  not   been   satisfactorily

completed.

                               III

       WARRANTIES, REPRESENTATIONS AND COVENANTS OF SELLER

           Seller hereby  warrants,  covenants and  represents to

Purchaser that:

           3.01  ORGANIZATION  AND  STANDING. Seller is a corpor-

ation duly organized, validly existing and in good standing under the laws of the State of Nevada.

           3.02  CORPORATE  AUTHORITY.   The  execution  of  this

Agreement  by Seller, the delivery thereof to Purchaser  and  the consummation by Seller of the transaction contemplated herein are within  Seller's corporate powers, have been duly  authorized  by all  necessary  corporate  action of Seller,  have  received  all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or  of  the  charter or by-laws of Seller, and  Seller  has  full right,  power  and  authority to execute this  Agreement  and  to consummate the transaction contemplated herein.

           3.03  OWNERSHIP  OF AIRCRAFT AND GOOD  TITLE  THERETO.

Seller  is the sole owner of the Aircraft, and has not heretofore transferred or sold the Aircraft or any of the rights  in  or  to the  Aircraft,  nor has Seller heretofore encumbered,  mortgaged,

hypothecated  or  pledged  the Aircraft  or  any  of  its  rights thereto.  At the Closing, Seller shall transfer, or cause  to  be transferred,  to  Purchaser free, good, clear,  unencumbered  and defensible  title in and to the Aircraft, free from any  and  all liens,  mortgages, encumbrances, pledges and charges of any  kind whatsoever.

           3.04  AIRCRAFT SPECIFICATIONS AND RECORDS. All of  the

specifications, descriptions and other information set  forth  in

Exhibit "A" have been provided by Seller and are true and correct in all material respects to the best of Seller's knowledge.

           3.05  LOG BOOKS. Seller has maintained all manuals,log

books and other records and documents pertaining to the operation and  maintenance  of  the Aircraft as required  by  law  and  FAA regulations.  Said  manuals,  log books  and  other  records  and documents to be delivered to Purchaser pursuant hereto, the Books and  Records,  and the entries and information contained  therein are  current,  true and correct in all material respects  to  the best  of Seller's knowledge.

           3.06  BINDING OBLIGATION. This Agreement, when execut-

ed, shall be a valid and binding  obligation of  Seller and shall be enforceable  in accordance with its terms,  subject to applic-

able  bankruptcy,  insolvency,   reorganization  and  other  laws

affecting  creditors' rights  generally and to  general equitable principles. Neither the execution,  delivery  nor the performance of this  Agreement by Seller will  constitute a default under any covenant or  agreement to which  Seller is a  party  or  by which

Seller is bound.

           3.07  SAME  CONDITION. The Aircraft is, and  shall  be

maintained  until delivery of the Aircraft, in substantially  the same  condition, reasonable wear and tear accepted, as it was  at the time of Seller's demonstration flight for Purchaser.

           3.08  TAXES AND OTHER CHARGES. No governmental author-

ity has or will at the date of the Closing have a lien or charge with respect to the Aircraft which accrued prior to the Closing for  which  Purchaser  is  liable  or  to  which  the Aircraft is subject.  Seller  will indemnify and hold Purchaser harmless from any such lien or charge.

           3.09  NO  HIDDEN DEFECTS. There are no hidden  defects

affecting  airworthiness  in the Aircraft  of  which  Seller  has knowledge.

           3.10  DISCLAIMERS AND LIMITATIONS.

     EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR HEREIN, SELLER

HEREBY  DISCLAIMS ALL WARRANTIES RELATING TO IT, TO ITS  BUSINESS

OR  PROPERTY OR TO THE AIRCRAFT, THE EQUIPMENT OR THE  BOOKS  AND

RECORDS.  PURCHASER  HAS HAD AND WILL HAVE AMPLE  OPPORTUNITY  TO

INSPECT  THE  AIRCRAFT, THE EQUIPMENT AND THE BOOKS  AND  RECORDS

PRIOR  TO DELIVERY OF THE AIRCRAFT. PURCHASER AGREES THAT  IT  IS

PURCHASING THE AIRCRAFT, THE EQUIPMENT AND THE BOOKS AND  RECORDS

"AS  IS." PURCHASER HEREBY RELEASES, RENOUNCES AND DISCLAIMS  ALL

WARRANTIES, OBLIGATIONS AND LIABILITIES OF SELLER AND ALL RIGHTS,

CLAIMS  AND  REMEDIES  OF PURCHASER AGAINST  SELLER,  EXPRESS  OR

IMPLIED,  ARISING  BY  LAW  OR OTHERWISE,  WITH  RESPECT  TO  ANY

NONCONFORMITY OR DEFECT (WHETHER LATENT OR DISCOVERABLE)  IN  THE

AIRCRAFT,  INCLUDING, BUT NOT LIMITED TO:  (i)  ANY  WARRANTY  OF

MERCHANTABILITY  OR FITNESS FOR A PARTICULAR  PURPOSE,  (ii)  ANY

WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR

USAGE OF TRADE, (iii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM  OR

REMEDY  IN TORT OR STRICT-LIABILITY, WHETHER OR NOT ARISING  FROM

THE NEGLIGENCE OF SELLER OR ANY PREDECESSOR TO SELLER, ACTUAL  OR

IMPUTED  AND  (iv) ANY OBLIGATION, LIABILITY,  RIGHT,  CLAIM   OR

REMEDY  FROM  LOSS OR DAMAGE TO THE AIRCRAFT, FOR  LOSS  OF  USE,

REVENUE  OR  PROFIT  WITH  RESPECT TO THE  AIRCRAFT  OR  FOR  ANY

INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES RESULTING FROM ANY

SUCH NONCONFORMITY OR DEFECT.



                               IV

                CONDITIONS PRECEDENT TO SELLER'S

                       OBLIGATION TO CLOSE

          The following shall be conditions precedent to Seller's

obligation to deliver the Aircraft:

           4.01  PURCHASER'S   WARRANTIES,  REPRESENTATIONS   AND

COVENANTS.  All of the Purchaser's warranties and representations made  herein  shall be true, accurate and correct on the  Closing

Date as when made on the date of the execution of this Agreement,

and  Purchaser  shall  have complied with all  of  its  covenants contained herein.

           4.02  PAYMENT.  Escrow  Agent  shall  have  wired  the

Purchase Price to Seller as provided for in subsection 1.05(e).



                                V

          WARRANTIES, REPRESENTATIONS AND COVENANTS OF

                           PURCHASER

           Purchaser hereby warrants, represents and covenants to

Seller that:

           5.01  CORPORATE STANDING.  Purchaser is a  corporation

duly  organized, validly existing and in good standing under  the laws of the State of New York.

           5.02  CORPORATE  AUTHORITY.   The  execution  of  this

Agreement  and  the consummation by Purchaser of the  transaction contemplated herein are within the Purchaser's corporate  powers,

have  been  duly authorized by all necessary corporate action  of

Purchaser, have received all necessary governmental approval  (if any  shall  be  required) and do not and will not  contravene  or conflict  with any provision of law or of the charter or  by-laws of  Purchaser, and Purchaser has full right, power and  authority to  execute  this  Agreement  and to consummate  the  transaction contemplated herein.

           5.03  BINDING OBLIGATION. This Agreement, when execut-

ed, shall  be a valid and  binding  obligation  of  Purchaser and shall be  enforceable  in  accordance  with its terms, subject to applicable bankruptcy,  insolvency, reorganization and other laws affecting creditors'  rights  generally, and to general equitable principles.  Neither the execution, delivery nor the  performance of this Agreement by  Purchaser will  constitute  a default under any covenant  or  agreement to which  Purchaser  is a party or by which Purchaser is bound.

           5.04  TAXES AND OTHER CHARGES. Purchaser will pay  all

taxes,  assessments and penalties due and payable for the  period from  and after the date of the Closing, if any, within the  time and  manner  prescribed  by  law  as  to  this  transaction,  and specifically,  Purchaser will pay all sales,  use,  transfer,  ad valorem  or  similar  tax, if any, due to  any  local,  state  or federal agency arising out of this transaction and will indemnify

and   hold   Seller   harmless  therefrom.  Notwithstanding   the
foregoing,   nothing   herein  contained  shall   constitute   an

acknowledgment that any taxes, assessments or penalties  are  due as a result of this transaction.



                               VI

                         INDEMNIFICATION

           6.01  INDEMNIFICATION.   Each  of the  parties  hereto

shall  protect,  indemnify and save the other party harmless from and against any and all losses,  costs  and  expenses,  including reasonable  attorneys'  fees,  arising out of or  relating to the breach of any of the  covenants,  warranties  or  representations made by said party hereunder.



                               VII

      SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

           7.01  SURVIVAL.  All  of  the  covenants,  warranties,

representations and agreements of the parties hereto made  herein shall survive the Closing of this transaction.



                              VIII

              MANUFACTURERS' AND SERVICE WARRANTIES

           8.01  MANUFACTURERS'  AND SERVICE  WARRANTIES.  Seller

agrees, at Purchaser's expense, to assign, transfer, and set over unto  Purchaser  upon  Closing, without  recourse,  any  and  all manufacturers'  warranties pertaining  to  the  Aircraft  or  any equipment  or  components thereof, and to the  extent  that  such warranties are assignable they are hereby assigned upon  Closing.

Seller shall advise Purchaser of any such warranties of which  it is  aware, but Purchaser shall be responsible for determining the availability  of  and  applying for any such  warranties.  Seller agrees to execute all documents reasonably requested by Purchaser to effect such assignments.



                               IX

                          MISCELLANEOUS

           9.01  NOTICES.  All  notices,  requests,  demands  and

other communications  permitted or required hereunder shall be in writing and shall be deemed to have been duly given if personally delivered,  sent by confirmed  facsimile  transmission, overnight courier or mailed,  postage  prepaid  via certified  mail, return receipt requested, as follows:

If to Purchaser:    Rifton Enterprises, Inc.
                    Route 213
                    Rifton, New York 12471-0903
                    Attn: Christian P. Domer

If to Seller:       Golden Nugget Aviation Corp.
                    6005 Las Vegas Boulevard South
                    Las Vegas, Nevada 89119
                    Attn: Robert A. Hecht, Chief Pilot
                    Fax: (702) 736-6356

with a copy to:     Mirage Resorts, Incorporated
                    3260 South Industrial Road
                    Las Vegas, Nevada 89109
                    Attn: Peter C. Walsh, Esq.
                    Fax: (702) 792-4894

and  to such other parties or addresses as the parties from  time to  time  designate in writing.  Such notices, requests,  demands and  other communications shall be deemed to have been duly given and  received on the date of delivery when personally  delivered,

or   on   the  date  received  if  sent  by  confirmed  facsimile
transmission, overnight courier or certified mail.

           9.02  TITLE AND RISK OF LOSS. Title and risk  of  loss

shall  remain  in  Seller  until delivery  of  the  Aircraft  and recording of the FAA Bill of Sale, at which time and place  title and risk of loss shall pass to the Purchaser.

           9.03  BROKERAGE  FEES.  Each  party  hereto  shall  be

responsible  for  its own brokerage fees, if any,  in  connection with  the  sale  and purchase of the Aircraft  pursuant  to  this

Agreement, and shall indemnify and hold the other party  harmless from  and against any brokerage or similar fees claimed  to  have been incurred by or on behalf of such party.

           9.04  APPLICABLE LAW. This Agreement shall be governed

by  and construed in accordance with the laws of the State of New

York,  without  regard  to the choice or conflict  of  law  rules thereof.

           9.05  ENTIRE  AGREEMENT. All of the Exhibits  to  this

Agreement are hereby incorporated by reference and this Agreement and  the  Exhibits annexed hereto constitute the entire agreement of  the  parties  with respect to the subject matter  hereof  and supersede any prior understandings, arrangements, commitments  or undertakings of the parties, whether written or oral, express  or implied.

           9.06  ASSIGNMENT.  This  Agreement may not be assigned

by either party,  by operation  of law or  otherwise, without the prior written consent  of  the  other, which  consent  shall  not

be  unreasonably  withheld.   A permitted  assignment  shall  not

relieve Purchaser of its obligations hereunder.

           9.07  SEVERABILITY. If any one or more  provisions  of

this  Agreement shall be found to be illegal or unenforceable  in any  respect,  the validity, legality and enforceability  of  the remaining provisions shall not in any way be affected or impaired thereby and any such provisions shall be enforced as near as  may be permitted by law.

           9.08  FORCE  MAJEURE AND EXCUSABLE DELAYS.  Except  as

otherwise  noted  in  this  Agreement,  neither  the  Seller  nor

Purchaser shall be considered to be in default or breach of  this

Agreement  for delays in performance or failure or  inability  to perform  for  reasons or causes totally out of  their  respective control, including but not limited to, unscheduled maintenance or repairs,  lack  of parts or service availability,  war,  embargo,

insurrection, natural disasters, riots, acts of God or the public

enemy,  acts  of  terrorism,  strikes,  labor  disturbances,   or

compliance with federal, state or local law, regulation or  court order. Should any such delay continue for thirty (30) days,  then either  party  hereto  shall have the option  to  terminate  this

Agreement  and  the  Deposit paid in escrow  hereunder  shall  be promptly returned to Purchaser with the escrow fees split  evenly between Seller and Purchaser.

           9.09  AMENDMENT. This  Agreement  may not be  amended,

nor  shall  any  waiver,  change,  modification,  consent or dis-

charge be effected, except  by an instrument in writing  executed by  the  party  against whom  enforcement of any such  amendment,

waiver, change, modification, consent or discharge is sought.

           9.10 ADDITIONAL ACTIONS. The parties hereto will take any and all further actions and execute any and all additional documents  which may be necessary or desirable to carry  out  the terms of this Agreement.

           9.11  SECTION  AND  PARAGRAPH HEADINGS.  The  headings

contained in this Agreement are for reference only and shall have no effect upon the meaning or interpretation of the Agreement.

           9.12  COUNTERPARTS  AND  FACSIMILE  SIGNATURES.   This

Agreement   may  be  executed  in  counterparts  and  each   such

counterpart shall constitute one agreement. A confirmed facsimile transmission of an executed signature page shall be effective  as an original.

INTENDING  TO  BE LEGALLY BOUND, the parties have  executed  this

Agreement on the day and year first above written.

                               RIFTON ENTERPRISES, INC.

  (Signature
   Illegible)
------------------
     Witness

                               By /s/ CHRISTIAN P. DOMER
                                 --------------------------------
                                   Christian P. Domer, President

                               GOLDEN NUGGET AVIATION CORP.
 SUSAN M. WALKER
------------------
     Witness

                               By /s/ BRUCE A. LEVIN
                                 --------------------------------
                               Title  Asst. Secretary
                                    -----------------------------
                               Name   Bruce A. Levin
                                   ------------------------------